                                 THIRD AMENDMENT

          THIRD AMENDMENT, dated as of April 8, 1999 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as amended by the First Amendment dated as of November 19, 1998 and the Second Amendment dated as of December 29, 1998 (the "Credit Agreement"), among Key Energy Group, Inc. (now known as Key Energy Services, Inc.), a Maryland corporation (the "Borrower"), the several Lenders from time to time parties thereto, PNC Bank, National Association ("PNC"), as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent and PNC Capital Markets, Inc., as Arranger.

          The parties hereto hereby agree as follows:

          Section 1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein as defined terms are so used as so defined.

          Section 2. AMENDMENTS TO SUBSECTION 1.1 (DEFINITIONS). Subsection 1.1 of the Credit Agreement is hereby amended as follows:

          (a) by deleting from clause (g) of the definition of "Consolidated EBITDA" the reference to "non-recurring transaction expenses" and substituting in lieu thereof a reference to "(i) non-recurring business expenses and (ii) non-recurring transaction expenses, in the case of clause
     (ii),";

          (b) by deleting the definition of "Pricing Grid" in its entirety and substituting in lieu thereof the following:

               "'PRICING GRID':  the pricing grid set forth on Annex I.";

          (c) by deleting the definitions of "Consolidated Leverage Ratio" and "Minimum Equity Event", each in its entirety;

          (d) by inserting in the appropriate alphabetical order the following new definition of "Consolidated Debt-to-Capitalization Ratio":

               "'CONSOLIDATED DEBT-TO-CAPITALIZATION RATIO': on the date of any determination thereof, the ratio (expressed as a percentage) of (a) the difference between (i) Consolidated Total Debt on such date and
          (ii) the amount of cash and Cash Equivalents in excess of $5,000,000 held by the Borrower and its Subsidiaries on such date (the difference between the foregoing clause (i) and clause (ii), "ADJUSTED CONSOLIDATED TOTAL DEBT"), to (b) the sum of (i) Adjusted Consolidated Total Debt on such date and (ii) Consolidated Net Worth on such date.";

               (e) by inserting in the appropriate alphabetical order the following new definition of "$125,000,000 Equity Issuance Date":

                    "'$125,000,000 EQUITY ISSUANCE DATE': any date occurring
               after April 7, 1999 and on or prior to May 15, 1999 on which the Borrower shall have received at least $125,000,000 (but less than $150,000,000) of gross cash proceeds from the issuance of its Capital Stock to a Person or to Persons that, prior to such issuance, are not Affiliates of the Borrower.";

               (f) by inserting in the appropriate alphabetical order the following new definition of "$150,000,000 Equity Issuance Date":

                    "'$150,000,000 EQUITY ISSUANCE DATE': any date occurring
               after April 7, 1999 and on or prior to May 15, 1999 on which the Borrower shall have received at least $150,000,000 of gross cash proceeds from the issuance of its Capital Stock to a Person or to Persons that, prior to such issuance, are not Affiliates of the Borrower.";

               (g) by deleting sub-clause (x) from clause (i) of the proviso contained in the definition of "Permitted Acquisitions" and inserting in lieu thereof the following new sub-clause (x):

               "(x) the Consolidated Debt-to-Capitalization Ratio shall not exceed the lesser of 60% and the ratio set forth in subsection 7.1(a) applicable to the Borrower at the time of such acquisition"; and

               (h) by deleting clause (ii) from the proviso contained in the definition of "Permitted Acquisitions" and inserting in lieu thereof the following new clause (ii):

               "(ii) after giving effect to such acquisition, the Consolidated Debt-to-Capitalization Ratio is not increased and such acquisition is funded solely with the Borrower's Capital Stock."

          Section 3. AMENDMENTS TO SUBSECTION 2.10 (MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS). Subsection 2.10 of the Credit Agreement is hereby amended as follows:

          (a) Subsection 2.10(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new Subsection 2.10(b):

          "(b) Unless the Required Prepayment Lenders shall otherwise agree, if any Capital Stock shall be issued by the Borrower or any of its Subsidiaries, an amount equal to (i) until the amount of Net Cash Proceeds received from all such issuances of Capital Stock from and after the Closing Date aggregate $75,000,000, 100% of the Net Cash Proceeds thereof, and (ii) thereafter, (x) in the case of cash proceeds received on the $125,000,000 Equity Issuance Date or the $150,000,000 Equity Issuance Date, 55% of the Net Cash Proceeds thereof, and (y) otherwise, 75% of the Net

     Cash Proceeds thereof, shall be applied on the date of such issuance or incurrence toward the prepayment of the Term Loans (or reduction of Term Loan Commitments) as set forth in Section 2.10(f); PROVIDED that so long as no Event of Default has occurred or is continuing pursuant to Sections 8(a), 8(e)(i), 8(e)(ii), 8(f) or 8(k), Net Cash Proceeds of Capital Stock (other than Disqualified Stock) issued by the Borrower may be used to prepay the Put Facility and to the extent so used shall not be required to be used as mandatory prepayments or Term Loan Commitment reductions hereunder."

          (b) The first sentence of Subsection 2.10(c) of the Credit Agreement is hereby amended by deleting the proviso contained therein in its entirety and substituting in lieu thereof the following new proviso:

          "PROVIDED that if the Consolidated Debt-to-Capitalization Ratio as of the last day of the fiscal year immediately prior to such Excess Cash Flow Application Date shall be less than 60%, the Borrower shall be required to apply only 50% of such Excess Cash Flow toward such prepayment of the Term Loans."

          Section 4. AMENDMENT TO SUBSECTION 6.12 (INTEREST RATE PROTECTION COVENANT). Subsection 6.12 of the Credit Agreement is hereby amended by deleting therefrom the introductory phrase "Within 180 days after the Closing Date" and substituting in lieu thereof the phrase "On or prior to May 15, 1999".

          Section 5. AMENDMENTS TO SUBSECTION 7.1 (FINANCIAL CONDITION COVENANTS). Subsection 7.1 is hereby amended as follows (PROVIDED that, for purposes of application of each of the financial covenants set forth in Subsection 7.1 of the Credit Agreement with respect to the fiscal quarter ended March 31, 1999, such Subsection 7.1 shall be applied in accordance with the terms and provisions thereof as in effect on April 7, 1999 (I.E, without giving effect to Section 5 of this Amendment) EXCEPT that the amendment contained in
Section 2(a) hereof shall be deemed to be in effect on April 7, 1999):

          (a) by deleting Subsection 7.1(a) in its entirety and substituting in lieu thereof the following:

               "7.1 FINANCIAL CONDITION COVENANTS.

                    (a) CONSOLIDATED DEBT-TO-CAPITALIZATION RATIO. Permit the Consolidated Debt-to-Capitalization Ratio as of any date set forth below to exceed the percentage set forth below opposite such date (i) under the column headed "Base Case" below (unless the $125,000,000 Equity Issuance Date or the $150,000,000 Equity Issuance Date shall have occurred, in which case the following clause (ii) or (iii), respectively, shall apply), (ii) under the column headed "$125,000,000 Issuance" below, if the $125,000,000 Equity Issuance Date shall have occurred, or (iii) under the column headed "$150,000,000 Issuance" below, if the $150,000,000 Equity Issuance Date shall have occurred:

                                Consolidated Debt-to-Capitalization Ratio

                                             $125,000,000        $150,000,000
     Date                   Base Case           Issuance            Issuance
     ----                   ---------           --------            --------
June 30, 1999                 90.0%               78.0%               75.0%
September 30, 1999            90.0%               78.0%               75.0%
December 31, 1999             90.0%               78.0%               75.0%
March 31, 2000                90.0%               78.0%               75.0%
June 30, 2000                 78.0%               78.0%               75.0%
September 30, 2000            78.0%               78.0%               75.0%
December 31, 2000             78.0%               78.0%               75.0%
March 31, 2001                78.0%               78.0%               75.0%
June 30, 2001                 78.0%               78.0%               75.0%
September 30, 2001            76.0%               75.0%               72.5%
December 31, 2001             76.0%               75.0%               72.5%
March 31, 2002                76.0%               75.0%               72.5%
June 30, 2002                 76.0%               75.0%               72.5%
September 30, 2002            72.5%               72.5%               70.0%
December 31, 2002             72.5%               72.5%               70.0%
March 31, 2003                72.5%               72.5%               70.0%
June 30, 2003                 72.5%               72.5%               70.0%
September 30, 2003            72.5%               72.5%               70.0%
December 31, 2003             70.0%               70.0%               65.0%
March 31, 2004                70.0%               70.0%               65.0%
June 30, 2004                 70.0%               70.0%               65.0%
September 30, 2004            70.0%               70.0%               65.0%
                           --------

          (b) by deleting Subsection 7.1(b) in its entirety and substituting in lieu thereof the following:

               "(b) CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending as of any date set forth below to be less than the ratio set forth below opposite such date (i) under the column headed "Base Case" below (unless the $125,000,000 Equity Issuance Date or the $150,000,000 Equity Issuance Date shall have occurred, in which case the following clause (ii) or
          (iii), respectively, shall apply), (ii) under the column headed "$125,000,000 Issuance" below, if the $125,000,000 Equity Issuance Date shall have occurred, or (iii) under the column headed "$150,000,000 Issuance" below, if the $150,000,000 Equity Issuance Date shall have occurred:

                                   Consolidated Interest Coverage Ratio

                                             $125,000,000        $150,000,000
     Date                   Base Case           Issuance            Issuance
     ----                   ---------           --------            --------
June 30, 1999             1.25 to 1.00       1.35 to 1.00        1.35 to 1.00
September 30, 1999        1.15 to 1.00       1.20 to 1.00        1.20 to 1.00
December 31, 1999         1.20 to 1.00       1.35 to 1.00        1.35 to 1.00
March 31, 2000            1.40 to 1.00       1.45 to 1.00        1.45 to 1.00
June 30, 2000             1.50 to 1.00       1.75 to 1.00        1.75 to 1.00
September 30, 2000        1.75 to 1.00       1.75 to 1.00        1.75 to 1.00
December 31, 2000         1.75 to 1.00       1.75 to 1.00        1.75 to 1.00
March 31, 2001            2.00 to 1.00       2.00 to 1.00        2.00 to 1.00
June 30, 2001             2.00 to 1.00       2.00 to 1.00        2.00 to 1.00
September 30, 2001        2.00 to 1.00       2.00 to 1.00        2.25 to 1.00
December 31, 2001         2.25 to 1.00       2.25 to 1.00        2.50 to 1.00
March 31, 2002            2.50 to 1.00       2.50 to 1.00        2.75 to 1.00
June 30, 2002             2.50 to 1.00       2.50 to 1.00        2.75 to 1.00
September 30, 2002        2.50 to 1.00       2.50 to 1.00        3.00 to 1.00
December 31, 2002         2.75 to 1.00       2.75 to 1.00        3.25 to 1.00
March 31, 2003            3.00 to 1.00       3.00 to 1.00        3.50 to 1.00
June 30, 2003             3.00 to 1.00       3.00 to 1.00        3.50 to 1.00
September 30, 2003        3.00 to 1.00       3.00 to 1.00        3.50 to 1.00
December 31, 2003         3.00 to 1.00       3.00 to 1.00        3.50 to 1.00
March 31, 2004            3.00 to 1.00       3.00 to 1.00        3.50 to 1.00
June 30, 2004             3.00 to 1.00       3.00 to 1.00        3.50 to 1.00
September 30, 2004        3.00 to 1.00       3.00 to 1.00        3.50 to 1.00

     ; PROVIDED, that for the purposes of determing the ratio described above for the fiscal quarter of the Borrower ending June 30, 1999, Consolidated Interest Expense shall be deemed to equal Consolidated Interest Expense for the period commencing October 1, 1998 and ending June 30, 1999, multiplied by 4/3.";

     (c) by deleting Subsection 7.1(c) in its entirety and substituting in lieu thereof the following:

          "(c) CONSOLIDATED SENIOR LEVERAGE RATIO. Permit the Consolidated Senior Leverage Ratio as of any date set forth below to exceed the ratio set forth below opposite such date (i) under the column headed "Base Case" below (unless the $125,000,000 Equity Issuance Date or the $150,000,000 Equity Issuance Date shall have occurred, in which case the following clause (ii) or (iii), respectively, shall apply), (ii) under the column headed "$125,000,000 Issuance" below, if the $125,000,000 Equity Issuance Date shall have occurred, or (iii) under the column headed "$150,000,000

     Issuance" below, if the $150,000,000 Equity Issuance Date shall have occurred::

                                      Consolidated Senior Leverage Ratio

                                             $125,000,000        $150,000,000
     Date                   Base Case           Issuance            Issuance
     ----                   ---------           --------            --------
June 30, 1999             6.00 to 1.00       4.75 to 1.00        4.50 to 1.00
September 30, 1999        6.00 to 1.00       4.75 to 1.00        4.50 to 1.00
December 31, 1999         6.00 to 1.00       4.50 to 1.00        4.25 to 1.00
March 31, 2000            4.75 to 1.00       4.00 to 1.00        3.75 to 1.00
June 30, 2000             3.50 to 1.00       3.50 to 1.00        3.25 to 1.00
September 30, 2000        3.25 to 1.00       3.25 to 1.00        2.75 to 1.00
December 31, 2000         3.00 to 1.00       3.00 to 1.00        2.50 to 1.00
March 31, 2001            2.75 to 1.00       2.75 to 1.00        2.50 to 1.00
June 30, 2001             2.75 to 1.00       2.75 to 1.00        2.25 to 1.00
September 30, 2001        2.25 to 1.00       2.25 to 1.00        2.00 to 1.00
December 31, 2001         2.25 to 1.00       2.25 to 1.00        2.00 to 1.00
March 31, 2002            2.25 to 1.00       2.25 to 1.00        2.00 to 1.00
June 30, 2002             2.00 to 1.00       2.00 to 1.00        2.00 to 1.00
September 30, 2002        2.00 to 1.00       2.00 to 1.00        2.00 to 1.00
December 31, 2002         2.00 to 1.00       2.00 to 1.00        2.00 to 1.00
March 31, 2003            2.00 to 1.00       2.00 to 1.00        2.00 to 1.00
June 30, 2003             2.00 to 1.00       2.00 to 1.00        2.00 to 1.00
September 30, 2003        2.00 to 1.00       2.00 to 1.00        2.00 to 1.00
December 31, 2003         2.00 to 1.00       2.00 to 1.00        2.00 to 1.00
March 31, 2004            2.00 to 1.00       2.00 to 1.00        2.00 to 1.00
June 30, 2004             2.00 to 1.00       2.00 to 1.00        2.00 to 1.00
September 30, 2004        2.00 to 1.00       2.00 to 1.00        2.00 to 1.00";


          (d) by deleting from clause (i)(x) of Subsection 7.1(d) the reference to "$135,000,000" and substituting in lieu thereof a reference to "$110,000,000".

          (e) by deleting Subsection 7.1(e) in its entirety and substituting in lieu thereof the following:

                    "(e) CONSOLIDATED EBITDA. Permit the Consolidated EBITDA of
               the Borrower and its Subsidiaries for any period of four consecutive fiscal quarters of the Borrower ending on any date set forth below to be less than the amount set forth below opposite such date:

                                        Consolidated
     Date                                     EBITDA
     ----                                     ------

June 30, 1999                            $85,000,000
September 30, 1999                       $80,000,000
December 31, 1999                        $85,000,000
March 31, 2000                          $105,000,000
June 30, 2000                           $115,000,000
September 30, 2000                      $120,000,000
December 31, 2000                       $125,000,000
March 31, 2001                          $130,000,000
June 30, 2001                           $135,000,000
September 30, 2001                      $140,000,000
December 31, 2001                       $145,000,000
March 31, 2002                          $150,000,000
June 30, 2002                           $150,000,000
September 30, 2002                      $150,000,000
December 31, 2002                       $150,000,000
March 31, 2003                          $150,000,000
June 30, 2003                           $150,000,000
September 30, 2003                      $150,000,000
December 31, 2003                       $150,000,000
March 31, 2004                          $150,000,000
June 30, 2004                           $150,000,000
September 30, 2004                      $150,000,000

     ; PROVIDED that for purposes of calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any such period of four consecutive fiscal quarters, the Consolidated EBITDA of any Person acquired by the Borrower or its Subsidiaries which upon such acquisition becomes a Consolidated Subsidiary or is merged into the Borrower or a Subsidiary (including, without limitation, Dawson and its Subsidiaries) during such period shall be included on a PRO FORMA basis for such period of four full fiscal quarters (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period of four full fiscal quarters and assuming only such cost reductions as are related to such acquisition and are realizable on or before the date of calculation) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for such period (i) have been previously provided to the Administrative Agent and the Lenders and (ii) either (A) have been reported on without a qualification arising out of the scope of the audit (other than a "going concern" or like qualification or exception) by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent."

          Section 6. AMENDMENTS TO SUBSECTION 7.7 (LIMITATION ON RESTRICTED PAYMENTS). Subsection 7.7 of the Credit Agreement is hereby amended as follows:

          (a) by deleting clause (a) thereof in its entirety and redesignating the existing clauses (b) and (c) thereof as the new clauses (a) and (b), respectively; and

          (b) by deleting clause (iii) from the proviso contained therein and inserting in lieu thereof the following new clause (iii):

          "(iii) after giving PRO FORMA effect to such payment and conversion as if it had occurred on the last day of the most recently ended fiscal quarter, the Consolidated Debt-to-Capitalization Ratio would not exceed 40%."

          Section 7. AMENDMENT TO SUBSECTION 7.10 (LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS, ETC.). Subsection 7.10 of the Credit Agreement is hereby amended by deleting the first proviso contained therein and inserting in lieu thereof the following new proviso:

               "PROVIDED that the Borrower may not repurchase, redeem or defease such Convertible Subordinated Debentures at any time when the Consolidated Debt-to-Capitalization Ratio is or, after giving effect to such repurchase or redemption, would be, greater than 50%."

          Section 8. DELETION OF ANNEX II TO CREDIT AGREEMENT (PRICING GRID B). Annex II to the Credit Agreement is hereby deleted in its entirety.

          Section 9. AMENDMENT TO ANNEX I TO CREDIT AGREEMENT (PRICING GRID A). Annex I to the Credit Agreement is hereby amended by deleting such Annex I in its entirety and substituting in lieu thereof Annex I to this Amendment.

          Section 10. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date (the "Effective Date") that the Administrative Agent shall have received (a) this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders (and, in the case of Section 3 of this Amendment, the Required Prepayment Lenders), (b) the attached Acknowledgment and Consent, executed and delivered by a duly authorized officer of each of the signatories thereto, and (c) such other corporate documents and resolutions as the Administrative Agent may request.

          Section 11. MISCELLANEOUS.

          (a) REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

          (b) CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the borrower that would require an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          (c) FEES AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by telecopy) by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

          (e) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        KEY ENERGY SERVICES, INC. (formerly
                                        known as Key Energy Group, Inc.)


                                        By:     /s/ Stephen E. McGregor
                                                --------------------------------
                                        Title:  Executive Vice President


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as Administrative Agent and as a Lender


                                        By:     /s/ Thomas A. Majeski
                                                --------------------------------
                                        Title:  Senior Vice President


                                        NORWEST BANK TEXAS, N.A.


                                        By:     /s/ Dale Gravelle
                                                --------------------------------
                                        Title:  Vice President


                                        BANK POLSKA KASA OPIEKI S.A.,
                                        PEKAO S.A. GROUP, NEW YORK
                                        BRANCH


                                        By:     /s/ Hussein B. El-Tawil
                                                --------------------------------
                                        Title:  Vice President


                                        BANK LEUMI, USA


                                        By:     /s/ Joung Hee Hong
                                                --------------------------------
                                        Title:  Vice President

                                        BOEING CAPITAL CORPORATION


                                        By:     /s/ David Nelson
                                                --------------------------------
                                        Title:  Special Credit Officer


                                        THE CIT GROUP/EQUIPMENT
                                        FINANCING, INC.


                                        By:     /s/ Eric M. Moore
                                                --------------------------------
                                        Title:  Assistant Vice President


                                        KZH HIGHLAND-2 LLC


                                        By:     /s/ Virginia Conway
                                                --------------------------------
                                        Title:  Authorized Agent


                                        KZH PAMCO LLC


                                        By:     /s/ Virginia Conway
                                                --------------------------------
                                        Title:  Authorized Agent


                                        PAMCO CAYMAN LTD.


                                        By:     Highland Capital Management,
                                                L.P., as Collateral Manager


                                        By:     /s/ James Dondero, CFA, CPA
                                                --------------------------------
                                        Title:  President Highland Capital
                                                Management L.P.

                                        ML CLO XX PILGRIM AMERICA
                                        (CAYMAN) LTD.


                                        By:     Pilgrim Investments, Inc. as its
                                                Investment Manager


                                        By:     /s/ Robert L. Wilson
                                                --------------------------------
                                        Title:  Vice President


                                        PILGRIM PRIME RATE TRUST


                                        By:     Pilgrim Investments, Inc., as
                                                its Investment Manager


                                        By:     /s/ Robert L. Wilson
                                                --------------------------------
                                        Title:  Vice President


                                        MERRILL LYNCH PRIME RATE
                                        PORTFOLIO


                                        By:     Merrill Lynch Asset Management,
                                                L.P., as Investment Advisor


                                        By:     /s/ Gil Marchand
                                                --------------------------------
                                        Title:
                                                --------------------------------


                                        MERRILL SENIOR FLOATING RATE
                                        FUND, INC.


                                        By:     /s/ Gil Marchand
                                                --------------------------------
                                        Title:
                                                --------------------------------

                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned corporations, as a guarantor under that certain Amended and Restated Master Guarantee and Collateral Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent, ackowledges the foregoing amendment and confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the guarantee and all of the Collateral (as defined in the Guarantee) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgment and Consent is attached.

                                   YALE E. KEY, INC.
                                   KEY ENERGY DRILLING, INC.
                                   WELLTECH EASTERN, INC.
                                   ODESSA EXPLORATION INCORPORATED
                                   KALKASKA OILFIELD SERVICES, INC.
                                   WELL-CO OIL SERVICE, INC.
                                   PATRICK WELL SERVICE, INC.
                                   MOSLEY WELL SERVICE, INC.
                                   RAM OIL WELL SERVICE, INC.
                                   ROWLAND TRUCKING CO., INC.
                                   LANDMARK FISHING & RENTAL, INC.
                                   DUNBAR WELL SERVICE, INC.
                                   FRONTIER WELL SERVICE, INC.
                                   KEY ROCKY MOUNTAIN, INC.
                                   KEY FOUR CORNERS, INC.
                                   JETER SERVICE CO.
                                   JETER WELL SERVICE, INC.
                                   JETER TRANSPORTATION, INC.
                                   INDUSTRIAL OILFIELD SUPPLY, INC.
                                   BROOKS WELL SERVICING, INC.
                                   UPDIKE BROTHERS, INC.
                                   J.W. GIBSON WELL SERVICE COMPANY
                                   KEY ENERGY SERVICES-SOUTH TEXAS, INC.
                                   WATSON OILFIELD SERVICE & SUPPLY, INC.
                                   WELLTECH MID-CONTINENT, INC.

                                   DAWSON PRODUCTION MANAGEMENT, INC.
                                   DAWSON PRODUCTION ACQUISITION CORP.
                                   DAWSON PRODUCTION TAYLOR, INC.
                                   KEY ENERGY SERVICES-CALIFORNIA, INC.


                                   By:     /s/ Stephen E. McGregor
                                           --------------------------------
                                           Name:   Stephen E. McGregor
                                                   -------------------
                                           Title:  Vice President of each
                                                   of the foregoing companies


                                   DAWSON PRODUCTION PARTNERS, L.P.


                                   By:     DAWSON PRODUCTION MANAGEMENT,
                                           INC., Its sole general partner,


                                   By:     /s/ Stephen E. McGregor
                                           -----------------------
                                           Name:   Stephen E. McGregor
                                                   -------------------
                                           Title:  Vice President

                                                                                                                           Annex I

                                                           PRICING GRID
==================================================================================================================================
                                                          REVOLVING LOANS
==================================================================================================================================
Level               Pricing Ratio                 Applicable Margin for Loans        Applicable Margin for Loans        Commitment
                                                  which are Eurodollar Loans         which are Base Rate Loans           Fee Rate
----------------------------------------------------------------------------------------------------------------------------------
 I        less than or equal to 3.0 to 1.0                  2.25                               0.75                        0.25
----------------------------------------------------------------------------------------------------------------------------------
 II       greater than 3.0 to 1.0 but less                  2.50                               1.00                        0.375
          than or equal to 3.5 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 III      greater than 3.5 to 1.0 but less                  2.75                               1.25                        0.375
          than or equal to 4.0 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 IV       greater than 4.0 to 1.0 but less                  3.00                               1.50                        0.50
          than or equal to 4.5 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 V        greater than 4.5 to 1.0 but                       3.25                               1.75                        0.50
          less than or equal to 5.0 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 VI       greater than 5.0 to 1.0                           3.50                               2.00                        0.50
==================================================================================================================================


==================================================================================================================================
                                                       TRANCHE A TERM LOANS
==================================================================================================================================
Level               Pricing Ratio                 Applicable Margin for Loans        Applicable Margin for Loans        Commitment
                                                  which are Eurodollar Loans         which are Base Rate Loans           Fee Rate
----------------------------------------------------------------------------------------------------------------------------------
 I        less than or equal to 3.0 to 1.0                  2.25                               0.75                        0.25
----------------------------------------------------------------------------------------------------------------------------------
 II       greater than 3.0 to 1.0 but less                  2.50                               1.00                        0.375
          than or equal to 3.5 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 III      greater than 3.5 to 1.0 but less                  2.75                               1.25                        0.375
          thank or equal to 4.0 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 IV       greater than 4.0 to 1.0 but less                  3.00                               1.50                        0.50
          than or equal to 4.5 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 V        greater than 4.5 to 1.0 but less                  3.25                               1.75                        0.50
          than or equal to 5.0 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 VI       greater than 5.0 to 1.0                           3.50                               2.00                        0.50
==================================================================================================================================

==================================================================================================================================
                                                       TRANCHE B TERM LOANS
==================================================================================================================================
Level               Pricing Ratio                 Applicable Margin for Loans        Applicable Margin for Loans        Commitment
                                                  which are Eurodollar Loans         which are Base Rate Loans           Fee Rate
----------------------------------------------------------------------------------------------------------------------------------
 I        less than or equal to 3.0 to 1.0                  4.00                               2.50                        0.25
----------------------------------------------------------------------------------------------------------------------------------
 II       greater than 3.0 to 1.0 but less                  4.00                               2.50                       0.375
          than or equal to 3.5 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 III      greater than 3.5 to 1.0 but less                  4.00                               2.50                       0.375
          thank or equal to 4.0 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 IV       greater than 4.0 to 1.0 but less                  4.00                               2.50                        0.50
          than or equal to 4.5 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 V        greater than 4.5 to 1.0 but less                  4.00                               2.50                        0.50
          than or equal to 5.0 to 1.0
----------------------------------------------------------------------------------------------------------------------------------
 VI       greater than > 5.0 to 1.0                         4.00                               2.50                        0.50
==================================================================================================================================